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                                    FORM 8-K

                                 CURRENT REPORT


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 5, 2004

   COMMISSION       REGISTRANT; STATE OF INCORPORATION;       IRS EMPLOYER
  FILE NUMBER          ADDRESS; AND TELEPHONE NUMBER       IDENTIFICATION NO.
  -----------       -----------------------------------    -------------------

     1-9513               CMS ENERGY CORPORATION               38-2726431
                         (A MICHIGAN CORPORATION)
                             ONE ENERGY PLAZA
                          JACKSON, MICHIGAN 49201
                              (517) 788-0550


     1-5611              CONSUMERS ENERGY COMPANY              38-0442310
                         (A MICHIGAN CORPORATION)
                             ONE ENERGY PLAZA
                         JACKSON, MICHIGAN 49201
                              (517) 788-0550




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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 5, 2004, CMS Energy Corporation ("CMS Energy") issued a News Release, in which it announced its results for the second quarter and first half of 2004, improved its outlook for 2004 reported results and reaffirmed its 2004 ongoing earnings guidance. Attached as Exhibit 99 to this report and incorporated herein by reference is a copy of the CMS Energy News Release, furnished as a part of this report.

The News Release contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND RISK FACTORS" found in the MANAGEMENT'S DISCUSSION AND ANALYSIS sections of CMS Energy's Form 10-K/A for the Fiscal Year Ended December 31, 2003 and Consumers Energy Company's Form 10-K for the Fiscal Year Ended December 31, 2003 (both incorporated herein by reference), that discuss important factors that could cause CMS Energy's and Consumers Energy Company's results to differ materially from those anticipated in such statements.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                                        CMS ENERGY CORPORATION

Dated:  August 5, 2004

                                        By:     /s/ Thomas J. Webb
                                              -----------------------------
                                              Thomas J. Webb
                                              Executive Vice President and
                                              Chief Financial Officer


                                        CONSUMERS ENERGY COMPANY

Dated:  August 5, 2004

                                        By:     /s/ Thomas J. Webb
                                              -----------------------------
                                              Thomas J. Webb
                                              Executive Vice President and
                                              Chief Financial Officer








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                                  Exhibit Index

No.                          Description

99                           Press release dated August 5, 2004